Exhibit 99.2

UNDER ARMOUR EXPANDS FISCAL 2025 RESTRUCTURING PLAN AND RAISES FISCAL 2026 ADJUSTED OPERATING INCOME OUTLOOK TO $95 MILLION TO $110 MILLION

BALTIMORE, Nov. 13, 2025 – Under Armour, Inc. (NYSE: UAA, UA) today announced the expansion of its previously disclosed fiscal 2025 restructuring plan and increased its fiscal 2026 adjusted operating income outlook.

Expansion of Fiscal 2025 Restructuring Plan
Previously, the company anticipated incurring up to $160 million in pre-tax restructuring and related charges in connection with its fiscal 2025 restructuring plan. Following further review, Under Armour’s Board of Directors has approved an additional $95 million in restructuring actions, the primary benefits of which will be realized in future periods. This includes the separation of the Curry Brand from Under Armour, further contract terminations, incremental asset impairments, and additional employee severance and benefits costs.

The company estimates that its total global basketball business, including Curry Brand, will approximate $100 million to $120 million in revenue for fiscal 2026. In connection with the separation of the Curry Brand, the company does not anticipate a significant effect on its consolidated financial results or profitability.

The expansion of the restructuring and transformation plan brings the total estimated restructuring and related charges to up to $255 million, consisting of:

•Up to $107 million in cash-related charges, consisting of approximately $34 million in employee severance and benefits costs, and $73 million related to various transformational initiatives.
•Up to $148 million in non-cash charges, consisting of approximately $7 million in employee severance and benefits costs, and $141 million in contract terminations, facility, software, and other asset-related charges and impairments.

As of September 30, 2025, Under Armour had incurred approximately $147 million of restructuring and related charges ($82 million cash; $65 million non-cash). The plan is expected to be substantially complete by the end of fiscal year 2026.

Updated Fiscal 2026 Outlook
Under Armour is raising its fiscal 2026 adjusted operating income outlook, provided on November 6, reflecting the expected financial benefits of the company’s expanded restructuring and transformation initiatives and ongoing operational efficiency improvements. On a GAAP-basis, the company now expects an operating loss of $56 million to $71 million versus its previous expectation of operating income of $19 million to $34 million. Adjusted operating income is now expected to reach $95 million to $110 million, compared to the prior range of $90 million to $105 million. All other components of the company’s outlook remain unchanged.

Non-GAAP Financial Information
This press release discusses the company’s "adjusted" forward-looking estimates for the fiscal year ending March 31, 2026. Management believes this information is valuable for investors seeking to compare the company’s operational results across different periods, as it provides clearer insight into its underlying performance by excluding these impacts. Adjusted financial measures exclude the effects of the company’s fiscal year 2025 restructuring plan, its associated charges, and related tax effects. Management states these adjustments are not essential to the company’s core operations. The reconciliation of non-GAAP figures to the most directly comparable GAAP financial measure is included in the supplemental financial information accompanying this release. These supplemental non-GAAP financial measures should not be viewed in isolation; they should be considered alongside the company’s reported results prepared in accordance with GAAP. Additionally, the company’s non-GAAP financial information may not be comparable to similar measures reported by other companies.

About Under Armour, Inc.

Under Armour, Inc., headquartered in Baltimore, Maryland, is a leading inventor, marketer, and distributor of branded athletic performance apparel, footwear, and accessories. Designed to empower human performance, Under Armour’s innovative products and experiences are engineered to make athletes better. For further information, please visit http://about.underarmour.com.

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our share repurchase program, future financial condition or results of operations, growth prospects and strategies, potential restructuring efforts (including the scope, anticipated charges and costs, the timing of these measures, and the anticipated benefits of our restructuring initiatives), expectations related to promotional activities, freight, product cost pressures, foreign currency effects, the impact of global economic conditions including changes in trade policy and inflation on our results of operations, liquidity and use of capital resources, the development and introduction of new products, the execution of marketing strategies, benefits from significant investments, and impacts from litigation or other proceedings. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential,” or the negative of these terms or other comparable terminology. The forward-looking statements in this press release reflect our current views about future events. They are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe the expectations reflected in the forward-looking statements are reasonable, they are inherently uncertain. We cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Several important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: changes in general economic or market conditions (such as rising inflation and potential impacts of changes and uncertainties related to government fiscal, monetary, tax and trade policies) that could influence overall consumer spending or our industry; the impact of global events beyond our control, including military conflicts; and the effects of changes in the global trade environment, such as the imposition of new tariffs and countermeasures thereto, on our profitability; increased competition that may cause us to lose market share, lower product prices or significantly increase marketing efforts; fluctuations in the costs of raw materials and commodities we use in our products and supply chain (including labor); our ability to successfully execute our long-term strategies; our ability to effectively drive operational efficiency in our business; changes in the financial health of our customers; our ability to effectively develop and launch new, innovative, and updated products; our ability to accurately forecast consumer preferences and demand for our products and to effectively manage our inventory; our ability to successfully execute any restructuring plans and achieve expected benefits; loss of key customers, suppliers, or manufacturers; our ability to further expand our business globally and drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; our ability to effectively market and maintain a positive brand image; our ability to successfully manage or achieve expected outcomes from significant transactions and investments; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to effectively meet regulatory requirements and stakeholder expectations with respect to sustainability and social matters; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays or deficiencies in the design, implementation, or application of our global operating and financial reporting information technology system; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to comply with existing trade and other regulations; risks related to data security or privacy breaches; the impact of global or regional public health emergencies on our industry and our business, financial condition and results of operations, including impacts on the global supply chain; and our potential exposure to and the financial impact of litigation and other proceedings. The forward-looking statements here reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect unanticipated events.

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Under Armour Contact:
Lance Allega
Senior Vice President
Finance & Capital Markets
(410) 246-6810
LAllega@underarmour.com

UNDER ARMOUR, INC.
Outlook for the Year Ending March 31, 2026
(Unaudited; in millions)

The table below reconciles the company's condensed consolidated statement of operations, in accordance with GAAP, to specific adjusted non-GAAP financial measures discussed in this press release. For further information regarding the company's use of non-GAAP financial measures, see "Non-GAAP Financial Information" above.

ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION

	Year Ending March 31, 2026
	Low end of estimate	High end of estimate
GAAP income (loss) from operations	$(71)	$(56)
Add: Impact of charges under 2025 restructuring plan	166	166
Adjusted income from operations	$95	$110